American Realty Capital Properties

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Fourth Quarter 2012

Table of Contents

Introductory Notes	3

Company Information	4

Summary of Financial Highlights	6

Selected Financial Information	7

Consolidated Balance Sheets	8

Consolidated Statements of Operations	9

Funds from Operations and Adjusted Funds from Operations	10

2013 Earnings Guidance Summary	11

Dividend Summary	12

Portfolio Profile	13

Lease Expirations	14

Tenant Diversification	15

Tenant Industry Diversification	17

Property Geographic Diversification	18

Definitions	20

American Realty Capital Properties, Inc.

Introductory Notes

The financial data and other information described in this Quarterly Supplement are as of the date this Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, we do not undertake to and may not, release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as Company press releases filed with the SEC.

This supplemental information includes certain unaudited pro forma consolidated financial information. We use the terms “on a combined basis”, “pro forma” and “on a pro forma basis” throughout this supplemental report. The pro forma consolidated financial information combines the historical financial statements of ARCP and American Realty Capital Trust III, Inc. (“ARCT III”) after giving effect to the Merger, as described in further detail below, using the carryover basis of accounting as ARCP and ARCT III are considered to be entities under common control under United States generally accepted accounting principles (“U.S. GAAP”). The unaudited pro forma consolidated financial information should be read in conjunction with ARCP’s historical consolidated financial statements including the notes thereto, and the notes to the unaudited pro forma consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the results that would actually have occurred if the Merger between ARCP and ARCT III had occurred as presented in such statements or that may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements.

Definitions of specialized terms can be found at the end of this presentation on page 20.

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American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. ("ARCP" or the "Company") is a publicly traded real estate investment trust ("REIT") that acquires, owns and operates single tenant freestanding commercial properties. We were formed to acquire and own single-tenant, freestanding commercial real estate primarily subject to medium-term and long-term net leases with high credit quality tenants. Following the merger with ARCT III discussed below, our long-term business plan will be to acquire a portfolio consisting of approximately 70% long-term leases and 30% medium-term leases, with an average remaining lease term of 10 to 12 years. We expect this investment strategy to develop growth potential from below market leases.  Additionally, following the merger, we will own a portfolio that uniquely combines ARCT III's portfolio of properties with stable income from high credit quality tenants, with our portfolio, which has substantial growth opportunities. Prior to the consummation of the merger our common stock was listed on The NASDAQ Stock Market under the ticker symbol “ARCP”. On February 28, 2013, our common stock will be transferred to the NASDAQ Global Select Market.

Company Mission

Our mission is to preserve and protect investors' capital while providing dependable, monthly income through a professionally managed investment strategy. Our management team adheres to a strict code of industry best practices designed to align the interests of management with those of the shareholders in pursuit of several investment objectives. These objectives include:

•	Generate predictable, durable income
•	Preserve capital
•	Create capital appreciation potential
•	Provide inflation protection

Investment Strategy

We place a premium on stability of cash flow for shareholders, and accordingly intend to focus on composing a portfolio consisting of approximately 30% medium-term and approximately 70% long-term net leases with corporate, and principally investment grade, tenants.  Currently, we have less than 1% of lease expirations in our properties through 2014.  We currently plan that our focus will be on expanding our portfolio of high-quality, well located net leased properties diversified by tenant, industry and geography. We intend to pursue an investment strategy that maximizes cash flow and achieves sustainable long-term growth, in an effort to enhance total return for our shareholders.

•	Acquire single tenant, freestanding properties in strategic locations leased medium and long term to high quality tenants
•	Manage the operating portfolio, including extending leases with existing tenants and re-leasing properties where a tenant may vacate
•	Lease any potentially vacant properties to industry-leading investment grade and other creditworthy tenants (currently the portfolio is 100% occupied, excluding one property designated as held for sale as of December 31, 2012)
•	Maximize cash flow through contractual rental growth and value-add expansion and repositioning of properties
•	Sell properties on a selective, profitable basis, thereby mitigating exposure to certain tenants and markets

4

American Realty Capital Properties, Inc.

Company Information

(Continued)

Senior Management(1)	Board of Directors(2)
Peter M. Budko, Executive Vice President and Chief Investment Officer	Nicholas S. Schorsch, Chairman and Chief Executive Officer

Brian S. Block, Executive Vice President and Chief Financial Officer	Edward M. Weil, Jr., President, Chief Operating Officer, Secretary, Treasurer and Director

Walter P. Lomax, Jr., M.D., Lead Independent Director

Robin A. Ferracone, Independent Director

Leslie D. Michelson, Independent Director

(1)	Post-merger Brian D. Jones will be added to the senior management team as Executive Vice President and Chief Operating Officer.

(2)	Post-merger Edward M. Weil, Jr. will be President, Secretary, Treasurer and Director, William M. Kahane will be a Director, Scott J. Bowman and Governor Edward G. Rendell will be Independent Directors and Robin A. Ferracone will be no longer serve as a Director.

Corporate Offices and Contact Information

405 Park Avenue, 12th Floor

New York, NY 10022

212-415-6500

www.americanrealtycapitalproperties.com    (Post-merger: www.arcpreit.com)

Trading Symbol: ARCP

Stock Exchange Listing: NASDAQ Stock Market (Post-merger: NASDAQ Global Select Market)

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

800-736-3001

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American Realty Capital Properties, Inc.

Summary of Financial Highlights

Fourth Quarter 2012

Merger Agreement with American Realty Capital Trust III

On December 14, 2012, ARCP and American Realty Capital Trust III (“ARCT III”) entered into an Agreement and Plan of Merger under which ARCP will acquire all of the outstanding shares of ARCT III in a transaction that would result in a combined company with $3.0 billion of enterprise value. This will increase ARCP’s enterprise value tenfold. Both companies’ board of directors have unanimously approved the agreement and on February 26, 2013, both companies stockholders voted ‘FOR’ the proposal to approve the merger. The transaction is expected to close on February 28, 2013. Under the terms of the agreement, each outstanding share of ARCT III will be converted into the right to receive, at the election of each stockholder, either 0.95 of a share of ARCP common stock or $12.00 in cash. Post closing, the combined company is anticipated to be comprised of a portfolio of over 692 properties that are net leased to investment grade and other credit tenants totaling approximately 16.4 million square feet and located in 44 states and Puerto Rico.

Fourth Quarter 2012 Operating Highlights (three months ended December 31, 2012)

•	Revenues: $5.6 million, representing an increase of $0.8 million, or 15.8%, compared to the prior quarter.
•	Funds from operations: $2.2 million, which includes one-time net acquisition and transaction related expenses of $0.7 million. Core funds from operations (excluding the impact of acquisition and transaction related expenses) of $2.9 million, or $0.26. per share computed using weighted average basic shares outstanding (“basic”) and $0.24 per share computed using weighted average fully diluted shares outstanding (“fully diluted”).
•	Adjusted funds from operations: $3.4 million, or $0.31 per share basic and $0.28 per share fully diluted.
•	Total dividends paid to stockholders: $2.6 million, or $0.892 per share on an annualized basis.

Year End 2012 Operating Highlights

•	Revenues: $16.8 million.
•	Funds from operations: $5.2 million, which includes one-time net acquisition and transaction related expenses of $4.0 million. Core funds from operations (excluding the impact of acquisition and transaction related expenses) of $9.2 million, or $1.01 per share basic and $0.95 per share fully diluted.
•	Adjusted funds from operations: $10.5 million, or $1.15 per share basic and $1.08 per share fully diluted.
•	Total dividends paid to stockholders: $8.4 million, or $0.884 per share on an annualized basis.

Property Portfolio Highlights as of December 31, 2012

•	Operating portfolio occupancy: 100%.
•	Investment grade tenancy: 97% based on average rental income (We have attributed the rating of each parent company to its wholly owned subsidiary for purposes of this calculation.).
•	Acquisitions: Completed 58 property acquisitions for a base purchase price of $131.8 million, comprised of over 1.4 million square feet, at an average capitalization rate of 9.2% (annualized rental income on a straight-line basis, or annualized net operating income, divided by base purchase price).

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American Realty Capital Properties, Inc.

Selected Financial Information

(in 000’s except share and per share data)

	Quarter Ended				Quarter Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Total revenues	$5,650	$4,880	$3,348	$2,944	$2,599
Net loss attributable to stockholders	(3,804)	(805)	(2,039)	(630)	(1,925)
Net loss from continuing operations attributable to common stockholders per share, basic and diluted	(0.34)	(0.08)	(0.27)	(0.04)	(0.17)
Net loss per share attributable to common stockholders, basic and diluted	(0.36)	(0.09)	(0.28)	(0.09)	(0.29)

Funds from operations (FFO)	2,156	2,059	(180)	1,212	78
FFO per weighted average share, basic	0.20	0.19	(0.02)	0.17	0.01
FFO per weighted average share, fully diluted	0.18	0.18	(0.02)	0.17	0.01
Adjusted funds from operations (AFFO)	3,375	3,373	2,096	1,653	1,491
AFFO per weighted average share, basic	0.31	0.31	0.27	0.23	0.23
AFFO per weighted average share, fully diluted	0.28	0.29	0.27	0.23	0.22

General and administrative expenses	731	617	495	418	340
Interest expense	(1,483)	(1,136)	(883)	(854)	(739)
Straight-line revenue adjustment	(207)	(236)	(175)	(179)	-

Dividends paid	2,428	2,413	1,575	1,566	1,450
Weighted average shares, basic	10,959,840	10,846,432	7,653,170	7,147,934	6,596,908
Weighted average shares, diluted	11,987,280	11,732,422	7,833,215	7,156,034	6,915,908

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Total real estate investments, at cost	$268,679	$235,723	$210,023	$145,501	$136,873
Total assets	256,069	226,579	201,166	136,392	131,581
Total debt, excluding premiums and discounts	160,362	126,850	105,153	79,859	72,667
Total equity	91,162	97,650	93,662	55,189	57,332
Common shares outstanding	11,157,643	11,163,617	10,676,117	7,323,434	7,323,434

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American Realty Capital Properties, Inc.

Consolidated Balance Sheets

(in 000’s)

	ARCP Pro Forma	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
ASSETS
Real estate investments, at cost:
Land	$313,744	$34,345	$28,717	$25,831	$20,000	$18,489
Buildings, fixtures and improvements	1,661,142	205,930	182,700	163,897	113,383	107,340
Acquired intangible lease assets	264,304	28,404	24,306	20,295	12,118	11,044
Total real estate investments, at cost	2,239,190	268,679	235,723	210,023	145,501	136,873
Less: accumulated depreciation and amortization	(56,110)	(24,233)	(20,954)	(18,092)	(16,348)	(14,841)
Total real estate investments, net	2,183,080	244,446	214,769	191,931	129,153	122,032
Cash and cash equivalents	39,088	2,748	3,779	2,107	768	3,148
Investment securities, at fair value	41,654	-	-	-	-	-
Restricted cash	1,108	-	-	-	-	-
Prepaid expenses and other assets	9,501	3,219	3,015	2,501	2,196	1,798
Deferred costs, net	15,356	4,991	4,204	3,215	2,780	2,785
Assets held for sale	665	665	812	1,412	1,495	1,818
Total assets	$2,290,452	$256,069	$226,579	$201,166	$136,392	$131,581
LIABILITIES AND EQUITY
Mortgage notes payable	265,118	$35,758	$35,760	$30,260	$30,260	$30,260
Derivatives, at fair value	3,830	-	-	-	-	-
Senior secured revolving credit facility	-	124,604	91,090	74,893	49,599	42,407
Unsecured credit facility	780,068	-	-	-	-	-
Accounts payable and accrued expenses	9,459	3,782	1,276	1,656	741	858
Deferred rent and other liabilities	4,337	763	803	695	603	724
Distributions payable	9,946	-	-	-	-	-
Total liabilities	1,072,758	164,907	128,929	107,504	81,203	74,249

Preferred stock	8	8	8	5	-	-
Common stock	1,538	112	112	107	73	73
Additional paid-in capital	1,225,986	101,548	101,325	93,703	57,719	57,582
Accumulated other comprehensive income (loss)	(3,934)	(11)	(13)	(13)	-	-
Accumulated deficit	(120,072)	(19,705)	(13,295)	(9,915)	(6,223)	(4,025)
Total stockholders’ equity	1,103,526	81,952	88,137	83,887	51,569	53,630
Non-controlling interests	114,168	9,210	9,513	9,775	3,620	3,702
Total equity	1,217,694	91,162	97,650	93,662	55,189	57,332
Total liabilities and equity	$2,290,452	$256,069	$226,579	$201,166	$136,392	$131,581

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American Realty Capital Properties, Inc.

Consolidated Statements of Operations

(in 000’s except per share data)

	ARCP Pro Forma	Quarter Ended				Quarter Ended
	Year Ended December 31, 2012	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Revenues:
Rental income	$178,999	$5,337	$4,791	$3,304	$2,902	$2,446
Operating expense reimbursements	2,002	313	89	44	42	153
Total revenues	181,001	5,650	4,880	3,348	2,944	2,599

Operating expenses:
Acquisition and related	13,631	711	820	2,115	342	1,271
Merger and other transaction related	-	2,583	-	20	-	-
Property operating	3,484	543	315	121	119	153
Operating fees to affiliates	11,196
General and administrative	5,092	731	617	495	418	340
Depreciation and amortization	111,245	3,230	2,818	1,755	1,519	1,249
Total operating expenses	144,648	7,798	4,570	4,506	2,398	3,013
Operating income	36,353	(2,148)	310	(1,158)	546	(414)

Other expenses:
Interest expense	(30,579)	(1,483)	(1,136)	(883)	(854)	(739)
Other income	960	2	-	-	-	1
Total other expenses, net	(29,619)	(1,481)	(1,136)	(883)	(854)	(738)
Loss from continuing operations	6,734	(3,629)	(826)	(2,041)	(308)	(1,152)
Net income from continuing operations attributable to non-controlling interests	377	84	62	79	-	-
Net loss from continuing operations attributable to stockholders	7,111	(3,545)	(764)	(1,962)	(308)	(1,152)

Discontinued operations:
Loss from operations of held for sale properties	(145)	(133)	3	(2)	(13)	(29)
Loss on held for sale properties	(600)	(148)	(47)	(82)	(323)	(815)
Loss from discontinued operations	(745)	(281)	(44)	(84)	(336)	(844)
Income from discontinued operations attributable to non-controlling interests	46	22	3	7	14	70
Loss from discontinued operations attributable to stockholders	(699)	(259)	(41)	(77)	(322)	(774)

Net loss	5,989	(3,910)	(870)	(2,125)	(644)	(1,996)
Net income attributable to non-controlling interests	(585)	106	65	86	14	70
Net loss attributable to stockholders	$5,404	$(3,804)	$(805)	$(2,039)	$(630)	$(1,926)
Net loss from continuing operations attributable to common stockholders per share, basic and diluted	$0.04	$(0.34)	$(0.08)	$(0.27)	$(0.04)	$(0.17)
Net loss per share to common stockholders, basic and diluted	$0.03	$(0.36)	$(0.09)	$(0.28)	$(0.09)	$(0.29)

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American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations

(in 000’s except share and per share data)

	ARCP Pro Forma		Quarter Ended				Quarter Ended
	Year Ended December 31, 2012	Year Ended December 31, 2012	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Funds from operations:
Net loss attributable to stockholders	$5,404	$(7,278)	(3,804)	$(805)	$(2,039)	$(630)	$(1,925)
Merger and other transaction costs	-	2,603	2,583	-	20	-
Loss on held for sale properties	600	600	147	47	83	323	808
Depreciation and amortization	111,245	9,322	3,230	2,817	1,756	1,519	1,195
Funds from operations	117,249	5,247	2,156	2,059	(180)	1,212	78

Adjusted funds from operations:
Acquisition related	13,631	3,988	711	820	2,115	342	1,231
Amortization of above-market lease asset	202	117	61	56	-	-	-
Amortization of deferred financing costs	1,523	771	276	201	153	141	-
Straight-line rent	(7,597)	(797)	(207)	(236)	(175)	(179)	-
Non-cash equity compensation expense	1,191	1,170	378	473	183	137	182
Adjusted funds from operations	$126,199	$10,496	$3,375	$3,373	$2,096	$1,653	$1,491

Weighted average shares, basic	151,733,529	9,150,785	10,959,840	10,846,432	7,653,170	7,147,934	6,596,908
Weighted average shares, fully diluted(1)	152,289,310	9,689,165	11,987,280	11,732,422	7,833,215	7,156,034	6,915,908

Distribution coverage from AFFO		131.5%	138.6%	139.8%	133.1%	105.5%	103.0%
Distributions paid		$7,982	$2,428	$2,413	$1,575	$1,566	$1,448

Per share data:
Funds from operations, basic	$0.773	$0.573	$0.197	$0.190	$(0.024)	$0.170	$0.012
Funds from operations, fully diluted	$0.770	$0.542	$0.180	$0.175	$(0.023)	$0.169	$0.011
Adjusted funds from operations, basic	$0.832	$1.147	$0.307	$0.311	$0.274	$0.231	$0.226
Adjusted funds from operations, fully diluted	$0.829	$1.083	$0.281	$0.287	$0.268	$0.231	$0.216

(1)	Excludes the effect of OP Units.

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American Realty Capital Properties, Inc.

Affirming 2013 Earnings Guidance

	Low	High
AFFO/Share Fully diluted(1)	$0.91	$0.95

(1)	On a pro forma basis including the effect of the merger of ARCP with ARCT III.

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American Realty Capital Properties, Inc.

Dividend Summary

(in 000’s except per share data)

Month	Total Common Stock Dividends (1)	Dividends per share (annualized) (2)
Dec-12	$812,183	0.895
Nov-12	807,718	0.890
Oct-12	807,718	0.890
Sep-12	807,584	0.890
Aug-12	803,011	0.885
Jul-12	802,734	0.885
Jun-12	527,094	0.885
May-12	523,878	0.880
Apr-12	523,878	0.880
Mar-12	523,878	0.880
Feb-12	521,019	0.875
Jan-12	521,019	0.875
Total 2012	7,981,714

Dec-11	521,019	0.875
Nov-11	521,019	0.875
Oct-11	406,354	0.875
Sep-11	-
Total 2011	1,448,392

(1)	Excludes dividends paid on unvested restricted shares, dividends paid on OP Units to limited partners and dividends paid on Series A and Series B Preferred Stock.

(2)	Paid monthly.

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American Realty Capital Properties, Inc.

Portfolio Profile (1)

	December 31, 2012
	ARCP	Pro Forma Combined ARCT III and ARCP
Base purchase price of properties acquired	$268,625	$1,798,434
Number of properties	146	653
Square footage	2,412,104	15,424,665
Number of states	26	44
Number of tenants	17	44
Number of tenant industries	11	19
Average remaining lease term (in years)	6.7	11.4
Occupancy	100.0%	100.0%
Investment grade tenants (based on annualized rental income)	97.1%	78.4%
Average capitalization rate (annualized rental income/purchase price)	8.5%	8.0%
Top three tenants, percentage of total annualized rent	50.3%	34.3%

Acquisitions YTD December 31, 2012:
Number of properties	58	524
Square footage of acquisitons	1,416,092	13,998,624
Cost of acquisitions (000's) (2)	$131,752	$1,589,110
Average capitalization rate of acquisitions	9.2%	8.0%

Acquisitions QTD December 31, 2012:
Number of properties	22	125
Square footage of acquisitons	212,666	5,150,188
Cost of acquisitions (000's) (2)	$32,902	$584,111
Average capitalization rate of acquisitions	9.0%	7.9%

(1)	Excludes one vacant propery classified as held for sale.
(2)	Excludes acquisition and transaction related costs.

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American Realty Capital Properties, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
2012	—	$—	—	—	—
2013	—	—	—	—	—
2014	3	91	0.4%	23,778	1.0%
2015	14	823	3.6%	130,726	5.4%
2016	8	680	2.9%	74,926	3.1%
2017	38	5,182	22.0%	470,392	19.5%
2018	35	7,605	33.0%	881,510	36.5%
2019	21	3,946	16.8%	146,034	6.0%
2020	6	804	3.5%	54,044	2.2%
2021	8	1,167	5.1%	64,874	2.7%
2022	6	522	2.3%	46,340	1.9%
Total	139	20,820	88.5%	1,892,624	78.3%

Pro Forma for ARCP and ARCT III Combined

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
2012	—	$—	—	—	—
2013	—	—	—	—	—
2014	4	314	0.2%	26,957	0.2%
2015	14	823	0.6%	130,726	0.9%
2016	8	680	0.5%	74,926	0.5%
2017	38	5,182	3.6%	470,392	3.1%
2018	49	9,349	6.5%	955,089	6.2%
2019	24	4,226	2.9%	169,299	1.1%
2020	25	3,390	2.4%	153,003	1.0%
2021	31	9,540	6.6%	798,418	5.2%
2022	93	20,294	14.1%	3,901,523	25.3%
Total	286	$53,798	37.4%	6,680,333	43.5%

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American Realty Capital Properties, Inc.

Tenant Diversification (1)

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Advance Auto	20	149,577	6.2%	7.8	Auto Retail	1,699	7.2%
Citizens Bank	59	291,920	12.1%	5.2	Retail Banking	$6,726	28.6%
Community Bank	1	4,410	0.2%	3.6	Retail Banking	36	0.2%
CVS	3	31,620	1.3%	4.4	Pharmacy	481	2.0%
Dollar General	36	311,770	12.9%	5.7	Discount Retail	1,607	6.8%
Family Dollar	3	25,265	1.0%	9.4	Discount Retail	310	1.3%
FedEx	7	135,365	5.6%	4.7	Freight	1,387	5.9%
Fresenius	1	6,402	0.3%	5.6	Healthcare	168	0.7%
GSA	5	103,907	4.3%	5.2	Government Services	2,736	11.6%
Home Depot	1	465,600	19.3%	16.9	Home Maintenance	2,258	9.6%
Iron Mountain	1	126,664	5.3%	5.0	Storage Facility	443	1.9%
John Deere	1	552,960	22.9%	5.1	Specialty Retail	2,353	10.0%
Mrs. Bairds	1	75,050	3.1%	4.4	Consumer Goods	631	2.7%
Reckitt Benckiser	1	32,000	1.3%	5.3	Consumer Goods	964	4.1%
Synovus Bank	1	3,744	0.2%	8.5	Retail Banking	335	1.4%
Tractor Supply Co.	1	38,507	1.6%	5.8	Specialty Retail	183	0.8%
Walgreen's	4	57,344	2.4%	7.2	Pharmacy	1,195	5.1%

Total	146	2,412,104	100.0%	6.7		$23,512	100.0%

(1)	Excludes one vacant propery classified as held for sale.
(2)	Remaining lease term in years as of December 31, 2012.

15

American Realty Capital Properties, Inc.

Tenant Diversification (1)

Pro Forma for ARCP and ARCT III Combined

	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
7-Eleven	4	10,526	0.1%	6.9	Gas/Convenience	411,301	0.28%
Academy Sports	1	71,680	0.5%	15.1	Specialty Retail	846,822	0.58%
Advance Auto	39	276,940	1.8%	9.3	Auto Retail	3,994,836	2.76%
AON Corporation	1	818,686	5.3%	12.0	Insurance	10,821,371	7.47%
Bed Bath & Beyond	1	1,035,840	6.7%	12	Consumer Products	4,716,895	3.26%
Bojangles	12	44,032	0.3%	12.5	Restaurant	1,672,889	1.16%
Circle K	3	9,460	0.1%	11.0	Gas/Convenience	416,011	0.29%
Citizens Bank	153	687,088	4.5%	8.7	Retail Banking	17,086,810	11.80%
Community Bank	1	4,410	0.0%	3.6	Retail Banking	36,428	0.03%
Cracker Barrel	5	50,479	0.3%	16.6	Restaurant	1,605,245	1.11%
CVS	8	86,256	0.6%	13.3	Pharmacy	1,748,397	1.21%
DaVita Dialysis	3	205,543	1.3%	10.9	Healthcare	2,833,894	1.96%
Dollar General	221	2,038,938	13.2%	13.5	Discount Retail	17,795,263	12.29%
Express Scripts	1	227,467	1.5%	9.0	Healthcare	3,347,011	2.31%
Family Dollar	40	331,382	2.1%	9.5	Discount Retail	3,719,447	2.57%
FedEx	25	1,285,418	8.3%	10.1	Freight	14,813,378	10.23%
Fresenius	8	57,805	0.4%	9.6	Medical Office	1,551,477	1.07%
GE Aviation	1	303,035	2.0%	11.9	Aerospace	2,511,174	1.73%
General Mills	2	1,872,112	12.1%	10.3	Consumer Products	6,670,164	4.61%
GSA	12	217,615	1.4%	7.5	Government Services	5,833,101	4.03%
Home Depot	1	465,600	3.0%	16.9	Home Maintenance	2,257,998	1.56%
Hanesbrands	1	758,463	4.9%	11.7	Consumer Products	2,366,133	1.63%
Iron Mountain	1	126,664	0.8%	5.0	Storage Facility	443,324	0.31%
John Deere	1	552,960	3.6%	5.1	Specialty Retail	2,353,461	1.62%
Krystal	23	50,447	0.3%	19.8	Restaurant	2,584,188	1.78%
Kum & Go	11	50,099	0.3%	18.9	Gas/Convenience	2,479,717	1.71%
Mattress Firm	5	43,941	0.3%	10.2	Specialty Retail	695,208	0.48%
Mrs. Baird's	1	75,050	0.5%	4.4	Consumer Goods	630,660	0.44%
NTB	1	12,244	0.1%	10.9	Auto Services	145,996	0.10%
NTW & Big O Tires	2	17,159	0.1%	11.1	Auto Services	311,701	0.22%
O'Reilly Auto	2	12,084	0.1%	14.6	Auto Retail	166,329	0.11%
Pantry Gas & Convenience	11	32,393	0.2%	9.3	Gas/Convenience	2,745,570	1.90%
Price Rite	1	42,100	0.3%	15.2	Supermarket	353,583	0.24%
Reckitt Benckiser	1	32,000	0.2%	5.3	Consumer Products	964,369	0.67%
Rite Aid	10	142,233	0.9%	15.0	Pharmacy	3,502,974	2.42%
Rubbermaid	2	1,160,820	7.5%	9.9	Consumer Products	3,135,094	2.16%
Scotts Company	3	551,249	3.6%	10.0	Consumer Products	1,511,763	1.04%
Shaw's Supermarkets	1	59,766	0.4%	8.2	Supermarket	513,116	0.35%
Synovus Bank	1	3,744	0.0%	8.5	Retail Banking	335,379	0.23%
Tire Kingdom	1	6,656	0.0%	10.7	Auto Services	155,146	0.11%
Tractor Supply	5	110,895	0.7%	11.8	Specialty Retail	1,374,544	0.95%
Walgreens	25	357,906	2.3%	15.5	Pharmacy	8,917,692	6.16%
West Marine	1	15,404	0.1%	9.5	Specialty Retail	276,918	0.19%
Williams Sonoma	1	1,106,876	7.2%	10.0	Consumer Products	4,178,655	2.89%

Total	653	15,421,465	100%	11.4		144,831,432	100.0%

(1)	Excludes one vacant propery classified as held for sale.
(2)	Remaining lease term in years as of December 31, 2012.

16

American Realty Capital Properties, Inc.

Tenant Industry Diversification (1)

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Retail Banking	61	300,074	12.4%	$7,097	30.2%
Government Services	5	103,907	4.3%	2,736	11.6%
Specialty Retail	2	591,467	24.5%	2,536	10.8%
Home Maintenance	1	465,600	19.3%	2,258	9.6%
Discount Retail	39	337,035	14.0%	1,917	8.2%
Auto Retail	20	149,577	6.2%	1,699	7.2%
Pharmacy	7	88,963	3.7%	1,676	7.1%
Consumer Goods	2	107,050	4.4%	1,595	6.8%
Freight	7	35,365	5.6%	1,387	5.9%
Storage Facility	1	126,664	5.3%	443	1.9%
Healthcare	1	6,402	0.3%	168	0.7%

Total	146	2,412,104	100.0%	$23,512	100.0%

Pro Forma for ARCP and ARCT III Combined

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Auto Retail	41	289,024	1.9%	4,161	2.9%
Auto Services	4	36,059	0.2%	613	0.4%
Consumer Products	11	6,517,360	42.3%	23,543	16.3%
Freight	25	1,285,418	8.3%	14,813	10.2%
Healthcare	4	433,010	2.8%	6,181	4.3%
Home Maintenance	1	465,600	3.0%	2,258	1.6%
Pharmacy	43	586,395	3.8%	14,169	9.8%
Restaurant	40	144,958	0.9%	5,862	4.0%
Retail Banking	155	695,242	4.5%	17,459	12.1%
Specialty Retail	13	794,880	5.2%	5,547	3.8%
Discount Retail	261	2,370,320	15.4%	21,515	14.9%
Supermarket	2	101,866	0.7%	867	0.6%
Gas/Convenience	29	102,478	0.7%	6,053	4.2%
Medical Office	8	57,805	0.4%	1,551	1.1%
Government Services	12	217,615	1.4%	5,833	4.0%
Consumer Goods	1	75,050	0.5%	631	0.4%
Aerospace	1	303,035	2.0%	2,511	1.7%
Insurance	1	818,686	5.3%	10,821	7.5%
Storage Facility	1	126,664	0.8%	443	0.3%

	653	15,421,465	100.0%	144,831	100.0%

(1)	Excludes one vacant propery classified as held for sale.

17

American Realty Capital Properties, Inc.

Property Geographic Diversification (1)

State/Possesion	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Michigan	25	162,024	6.7%	$3,581	15.2%
Ohio	19	232,691	9.6%	2,533	10.8%
South Carolina	2	480,014	19.9%	2,503	10.6%
Iowa	1	552,960	22.9%	2,353	10.0%
New York	13	87,024	3.6%	2,237	9.5%
Missouri	26	224,509	9.3%	1,215	5.2%
Illinois	10	77,777	3.4%	1,209	5.1%
Pennsylvania	5	62,682	2.6%	1,065	4.5%
Alabama	3	54,104	2.2%	1,007	4.3%
New Jersey	1	32,000	1.3%	964	4.1%
Texas	3	120,457	5.0%	925	3.9%
Georgia	9	75,122	3.1%	838	3.6%
Kentucky	5	40,625	1.7%	543	2.3%
Indiana	2	28,285	1.2%	426	1.8%
Florida	2	12,644	0.5%	392	1.7%
California	1	41,868	1.7%	288	1.2%
Virginia	1	11,281	0.5%	264	1.1%
Vermont	3	12,492	0.5%	237	1.0%
Arkansas	5	43,786	1.8%	181	0.8%
North Carolina	1	6,402	0.3%	168	0.7%
Tennessee	1	10,722	0.4%	150	0.6%
Connecticut	2	5,592	0.2%	124	0.5%
New Hampshire	2	6,872	0.3%	112	0.5%
Delaware	1	4,610	0.2%	91	0.4%
Oklahoma	2	18,044	0.7%	76	0.3%
Kansas	1	7,517	0.3%	30	0.1%

Total	146	2,412,104	100.0%	$23,512	100.0%

(1)	Excludes one vacant propery classified as held for sale.

18

American Realty Capital Properties, Inc.

Property Geographic Diversification (1)

Pro Forma for ARCP and ARCT III Combined

State/Possesion	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Iowa	8	610,065	4.0%	$3,215	2.20%
Kansas	15	1,276,763	8.3%	4,096	2.80%
Kentucky	14	185,034	1.2%	3,128	2.20%
Louisiana	19	190,646	1.2%	2,167	1.50%
Massachusetts	15	115,996	0.8%	2,148	1.50%
Michigan	46	430,397	2.8%	7,695	5.30%
Minnesota	5	167,582	1.1%	1,150	0.80%
Mississippi	29	1,335,566	8.6%	7,104	4.90%
Missouri	69	852,021	5.5%	8,760	6.00%
Montana	1	45,832	0.3%	697	0.50%
Nebraska	1	8,050	0.1%	82	0.10%
Nevada	6	59,903	0.4%	1,366	0.90%
New Hampshire	10	65,328	0.4%	1,349	0.90%
New Jersey	6	79,719	0.5%	2,475	1.70%
New Mexico	3	22,506	0.1%	325	0.20%
New York	17	292,768	1.9%	6,766	4.70%
North Carolina	28	980,732	6.4%	7,549	5.20%
North Dakota	4	31,318	0.2%	572	0.40%
Ohio	46	1,004,986	6.4%	7,872	5.40%
Oklahoma	12	233,639	1.5%	1,663	1.10%
Pennsylvania	57	293,139	1.9%	6,775	4.70%
Rhode Island	5	23,488	0.2%	636	0.40%
South Carolina	15	579,067	3.8%	5,180	3.60%
South Dakota	1	9,180	0.1%	90	0.10%
Tennessee	12	194,719	1.3%	2,167	1.50%
Texas	53	634,743	4.1%	6,547	4.50%
Vermont	4	15,432	0.1%	335	0.20%
Virginia	12	100,591	0.7%	1,833	1.30%
Washington	3	212,756	1.4%	2,834	2.00%
West Virginia	3	31,491	0.2%	790	0.50%
Wisconsin	3	27,724	0.2%	226	0.20%
Wyoming	2	11,958	0.1%	361	0.40%
	653	15,421,465	100.0%	$144,831	100.0%

(1)	Excludes one vacant propery classified as held for sale.

19

American Realty Capital Properties, Inc.

Definitions

Average annual rent is annualized rental income or Net Operating Income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent, and (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses.

Creditworthy tenants is determined by us based on our own assessment of the tenant’s financial condition based on our underwriting criteria.

 Funds from operations and adjusted funds from operations (FFO/AFFO) - the Company considers funds from operations, or FFO, and FFO, as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and certain gains and losses, or AFFO, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Additionally, the Company believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and certain gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, the Company believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with U.S. GAAP, and may be different from non-GAAP measures used by other companies. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures such as FFO of AFFO have limitations that they do not reflect all of the amounts associated with ARCP’s and ARCT III’s results of operations that would be reflected in measures determined in accordance with U.S. GAAP. These measures should only be used to evaluate ARCP’s and ARCT III’s performance in conjunction with the corresponding U.S. GAAP measures.

Investment grade - a determination made by major credit rating agencies.

20